UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:   (Date of earliest event reported):  February 28, 2003


                      Life Sciences Research, Inc. ("LSR")
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             (Exact name of registrant as specified in its charter)



                                    Maryland
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                 (State or other jurisdiction of incorporation)


     33-77286                                       52-2340150
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(Commission File Number)              (I.R.S. Employer Identification Number)


 Mettlers Road, East Millstone, NJ                     08875
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (732) 649-9961
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(Former name or former address, if changed since last report)

Item 4.   Change in Registrant's Certifying Accountant

     LSR announced today that its independent auditors, Deloitte & Touche ("D&T"), will not stand for reelection following completion of the 2002 audit. D&T has advised LSR that their decision was made as a result of harassment they received from animal rights extremists and not as a result of any accounting dispute, disagreement or concern with LSR. There have not been any such disputes or disagreements between LSR and D&T.

Item 7.    Financial Statements and Exhibits

           (c)     Exhibits.
                   --------

                   Exhibit

                   99.1    Press Release, dated February 28, 2003

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act 1934, Life Sciences Research, Inc. has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 28, 2003                  LIFE SCIENCES RESEARCH, INC.



                                         By:    /s/   Richard Michaelson
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                                         Name:  Richard Michaelson
                                         Title: CFO and Secretary